                                                           EXHIBIT 10.1(e)







                AMENDMENT NO, 4 AND AFFIRMATION OF GUARANTIES

     This Amendment No. 4 and Affirmation of Guaranties (this "Amendment") dated as of November 25, 1997 is by and among LDM Technologies, Inc., a Michigan corporation ("Borrower"), and LDM Holding Canada, Inc., a Michigan corporation ("LDM Holding"), LDM Technologies Company, a Nova Scotia unlimited liability company ("LDM Canada"), Kenco Plastics, Inc., a Mchigan corporation ("Kenco Michigan"), and Kenco Plastics, Inc., a Kentucky Corporation
("Kenco Kentucky") (collectively, the "Guarantors"), and BankAmerica Business Credit, Inc., a Delaware corporation, for itself as a Lender and as Agent for the Lenders (in its capacities as Lender and as Agent, "Lender").

                              R E C I T A L S:

     WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of January 22, 1997, as amended and otherwise modified prior to the date hereof (as so amended and modified, and as the same may be further amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lender has made and may hereafter make loans, advances and other extensions of credit to Borrower;

     WHEREAS, Borrower wishes to obtain, and Lender is willing to grant, an amendment to the Loan Agreement as set forth herein, subject to the express terms and conditions specified in this amendment; and

     WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendment of Loan Agreement.

     (a) SECTION 1.1 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING DEFINITIONS IN THEIR PROPER ALPHABETICAL ORDER:

             "Aeroquip" means a division of Aeroquip-Vickers International
             GmbH.

             "Aeroquip Acquisition" means the acquisition by the Borrower through its wholly-owned subsidiary LDM Germany of substantially all of the assets of the Beinheim business of Aeroquip-Vickers International GmbH.


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             "Aeroquip Acquisition Agreement" means that certain Acquisition
             Agreement dated as of November 12, 1997, between the Borrower and Aeroquip-Vickers International GmbH.

             "LDM Germany" means Anja Verwaltungsgesellischaft mbH, a wholly-owned Subsidiary of the Borrower, which intends to change its name to LDM Technologies GmbH.

     (b) SECTION 1.1 OF THE LOAN AGREEMENT IS HEREBY FURTHER AMENDED BY DELETING THE DEFINITION OF "INTERCOMPANY NOTE", "RESTRICTED INVESTMENT" AND "REVOLVER AVAILABILITY" AND REPLACING SUCH DEFINITIONS WITH THE FOLLOWING:

             "Intercompany Note" shall mean a demand note evidencing an Intercompany Loan made by Borrower pursuant to Section 9.13(d), such demand note to be in form and substance satisfactory to Agent.

             "Restricted Investment" means any acquisition of property by the Borrower or LDM Canada in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except (A) the Borrower may make intercompany loans to (x) LDM Canada pursuant to Section 9.13(d)(I), (y) LDM Germany pursuant to Section 9.13(d)(II), and (z) to the Kenco Companies pursuant to Section 9.13(e), (B) the Borrower may make common equity contributions to LDM Germany on or prior to November 25, 1997 in an aggregate amount of $2,140,000, and (C) acquisitions of the following: (a) Equipment to be used in the business of the Borrower or LDM Canada so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used by the Borrower or LDM Canada in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower or LDM Canada;BB
             (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) life insurance premiums of up to $1,500,000 per annum for life insurance on the lives of the Borrower's principal stockholders; (h) loans to employees outstanding as of the Closing Date; (i) loans and advances in the ordinary of business to officers, directors and employees for business-related travel expenses, moving expenses and other similar



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             expenses in an aggregate principal amount not to exceed $250,000 at any time; and (j) the conversion of all or portion of the Closing Date Intercompany Note into equity interests of a Guarantor (other than LDM Holding).

             "Revolver Availability"  means, at any time, the lesser of:

             (A)  the Maximum Revolving Amount at such time;

                                  or

             (B) the Borrower's Borrowing Base at such time plus the LDM Canada Borrowing Base, less

             (C)  in each case, the sum of the following:

                  (i)   the unpaid balance of Revolving Loans at such time;

                  (ii) the aggregate undrawn face amount of all outstanding Letters of Credit which the Agent has caused to be issued or obtained for the Borrower's account;

                  (iii) the aggregate amount of Pending Revolving Loans;

                  (iv) the aggregate amount of unpaid reimbursement obligations in respect of Letters of Credit;

                  (v)   reserves for accrued interest on the Obligations; and

                  (vi)  the Environmental Compliance Reserve;

provided, however, that at no time shall Revolver Availability exceed the amount of Senior Debt (as defined in the Indenture) attributable to this Agreement permitted to be incurred pursuant to Section 4.03 of the Indenture.

         (d) ARTICLE 8 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING SUBSECTION AT THE END THEREOF:

               8.36 Aeroquip Acquistion Agreement. As of November 25, 1997, the Borrower has delivered to the Agent a complete and correct copy of the Aeroquip Acquisition Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Neither the Borrower nor any other party thereto is in default in the performance or compliance with any provisions thereof. The Aeroquip Acquisition Agreement is in compliance with applicable laws and the Acquisition has been consummated in accordance with applicable laws and regulations. The



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Aeroquip Acquisition Agreement is in full force and effect as of November 25,
1997 and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over the Borrower or its Subsidiaries, and other Persons referenced therein, with respect to the transactions contemplated by the Aeroquip Acquisition Agreement, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Aeroquip Acquisition Agreement or to the conduct by the Borrower or any Subsidiary of its business thereafter. To the best of Borrower's knowledge, none of the sellers' representations or warranties in the Aeroquip Acquisition Agreement contain any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading. Each of the representations or warranties given by the Borrower in the Aeroquip Acquisition Agreement is true and correct in all material respects. Notwithstanding anything contained in the Aeroquip Acquisition Agreement to the contrary, such representations and warranties of the Borrower are incorporated into this Agreement by this Section 8.36 and shall, solely for purposes of this Agreement and the benefit of the Lenders, survive both the consummation of the Aeroquip Acquisition and the termination of the Aeroquip Acquisition Agreement.

         (e) SECTION 9.12 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING IMMEDIATELY AFTER THE DOLLAR AMOUNT $"1,000,000" APPEARING THERE-
IN:


               and the Kenco Companies shall be permitted to issue subordinated Guaranties pursuant to Section 4.19 of the Indenture.

         (f) SECTION 9.13 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY (W) DELETING CLAUSE (D) CONTAINED THEREIN IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW CLAUSE (D):

               (d) Debt consisting of intercompany loans and advances ("Intercompany Loans") made by the Borrower to (I) LDM Canada, provided that (i) LDM Canada shall have executed and delivered to the Borrower, on the Closing Date, an Intercompany Note to evidence any such Intercompany Loan, any security interests granted to the Borrower on the assets of LDM Canada to secure the payments under its Intercompany Note shall be assigned to the Agent pursuant to documentation in form and substance acceptable to the Agent, and such Intercompany Note shall be pledged to the Agent pursuant to the Pledge Agreement as additional collateral security for the Obligations, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loans is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Canada shall be Solvent, (iv) the aggregate outstanding principal amount of Intercompany Loans under this clause
                    (I) shall not at any one time exceed $17,000,000, consisting of the Closing Date Intercompany Loan and additional loans not to exceed $1,000,000, plus an amount equal to the sum of (A) an amount equal to the lesser of
                    (x) $5,000,000 and (y) LDM Canada's Borrowing Base, plus
                    (B) $4,000,000, provided, however, that the Intercompany Loans pursuant to clauses (A) and

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                    (B) above shall not exceed in any fiscal quarter the amount of LDM Canada's EBITDA for the immediately preceding fiscal quarter and (II) LDM Germany, provided that (i) LDM Germany shall have executed and delivered to the Borrower an Intercompany Note to evidence any such Intercompany
                    Loan, and such Intercompany Note shall conform to the requirements of a loan to an Unleveraged Wholly Owned Restricted Subsidiary (as defined in the Indenture) pursuant to the terms and conditions contained in the Indenture, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loan is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Germany shall be Solvent and (iv) the aggregate outstanding principal amount of Intercompany Loans under this clause (II) shall not at any one time exceed $10,160,000, consisting of a $6,400,000 loan to be made on November 25, 1997 and additional loans not to exceed $3,760,000,;

(x) DELETING THE WORD "AND" APPEARING AT THE END OF CLAUSE (e) APPEARING THEREIN, (y) DELETING THE "." AT THE END OF CLAUSE (f) APPEARING THEREIN AND REPLACING IT WITH "," AND (z) INSERTING THE FOLLOWING IMMEDIATELY AFTER CLAUSE
(f) APPEARING THEREIN:

               and (g) Guaranties permitted pursuant to Section 9.12.

         (g) SECTION 10.2 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY (I) DELETING THE PERIOD APPEARING AT THE END OF CLAUSE (B) CONTAINED THEREIN
AND REPLACING IT WITH "; AND ", AND (II) INSERTING THE FOLLOWING NEW CLAUSE (C)
THERETO:

               (c) so long as any Senior Subordinated Notes remain outstanding, at the time of each Borrowing and/or issuance of any Letter of Credit where, after giving effect to such Borrowing and/or issuance, the aggregate principal amount of outstanding Loans and the aggregate undrawn amount of all Letters of Credit would be in excess of $45,000,000, the Lenders shall have received a certificate, in form and substance satisfactory to the Agent, establishing to the satisfaction of the Agent that the amount of Loans and/or Letters of Credit, as the case may be, requested pursuant to the respective
Borrowing and/or issuance, as the case may be, are permitted to be incurred without causing a violation of Section 4.03 of the Indenture.

2. Consent. Notwithstanding anything contained in Sections 9.9 and 9.21(i), (iii), (iv) and (v) of the Loan Agreement, the Lender hereby consents to the formation of LDM Germany as a wholly-owned Subsidiary of the Borrower, the execution, delivery and performance by LDM Germany of the Aeroquip Agreement and the consummation of the Aeroquip Acquisition.

3. Warranties and Representations. Borrower and each Guarantor hereby warrants and represents to Lender that:



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         (a) Authorization, etc. Each of Borrower and each Guarantor has the power and authority to execute, deliver and perform this Amendment and the Loan Agreement, as amended hereby, as applicable. Each of Borrower and each Guarantor has taken all necessary action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, as applicable. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's or any Guarantor's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by Borrower and each Guarantor, and constitutes the legal, valid and binding obligation of Borrower and such Guarantor, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Neither Borrower's nor any Guarantor's execution, delivery and performance of this Amendment do or will conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture or instrument to which Borrower or any of its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws, partnership agreement or limited liability company agreement of Borrower or any of its Subsidiaries.

         (b) Other Warranties and Representations. After giving effect to this Amendment and the consent set forth in Section 2 hereof, all of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the other Loan Documents (including, without limitations, this Amendment) are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

         (c) No Default or Event of Default. After giving effect to this Amendment and the consent set forth in Section 2 hereof, no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to the Aeroquip Acquisition.

4. Conditions Precedent. Notwithstanding any other provision contained in this Amendment or any other document, the effectiveness of this Amendment is further expressly conditioned upon the satisfaction of each condition set forth in this Section 4 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance and manner acceptable to Lender in its sole and absolute discretion:

         (a) Amendment. Lender shall have received a duly executed original of this Amendment signed by Borrower and each Guarantor.

         (b) Warranties and Representations. After giving effect to this Amendment and the consent set forth in Section 2 hereof, all of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the other Loan



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Documents (including, without limitation, this Amendment) shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

         (c) No Default or Event of Default. After giving effect to this Amendment and the consent set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing as of the date hereof or would result after giving effect to the Aeroquip Acquisition.

         (d) No Litigation. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against Borrower or any Affiliate of Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Amendment or the Aeroquip Acquisition Agreement.

         (e) Consents and Acknowledgments. Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment and the Aeroquip Acquisition Agreement.

         (f) Fees, Costs and Expenses. Lender shall have received payment of all fees, costs and including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, the allocated costs and expenses of in-house counsel) invoiced to the Borrower and as otherwise due pursuant to the Loan Agreement, incurred by Lender in connection herewith.

         (g) Schedules. To the extent necessary to reflect the Aeroquip Acquisition, the Borrower shall have provided to Lender within ten days after the date hereof revised Schedules to the Loan Documents and the items set forth on the Schedules shall be satisfactory to the Lender.

         (h) Aeroguip Acquisition. The Lender shall have received evidence satisfactory to Lender that the Borrower and the sellers under the Aeroquip Acquisition Agreement shall have consummated the transactions contemplated by the Aeroquip Acquisition Agreement in accordance with the terms set forth therein (which terms and conditions shall be satisfactory to the Lender and its counsel in all respects), and all documents required to be delivered pursuant to the Aeroquip Acquisition Agreement shall have been executed and delivered by the Persons specified therein, and the Borrower shall have furnished to the Agent a certified copy of the Aeroquip Acquisition Agreement and all exhibits and schedules thereto, as finally amended, and a certificate signed by the chairman of the board of the Borrower certifying that (i) the transactions contemplated by the Aeroquip Acquisition Agreement have been consummated in accordance with the Aeroquip Acquisition Agreement and no term or condition of the Aeroquip Acquisition Agreement has been amended, modified or waived except as set forth in the certified copy of the Aeroquip Acquisition Agreement provided to the Lender, (ii) any documents required to be filed to effect the Aeroquip Acquisition Agreement have been filed in accordance with applicable law, and (iii) neither the Borrower nor any of its Subsidiaries has failed to perform any material obligation or covenant required by the Aeroquip Acquisition Agreement to be performed or complied with by such Person on or before the date of consummation of the Aeroquip Acquisition unless waived by the sellers



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thereunder, and the substance of such certificate shall be true and correct, and the Lender shall have received copies of the Aeroquip Acquisition
Agreement and the other documents required to be delivered pursuant to the Aeroquip Acquisition Agreement and all consents, approvals or permits necessary or advisable to be obtained in connection therewith, in form and substance satisfactory to the Lender and its counsel.

         (i) Resolutions. The Lender shall have received a certified copy of the resolutions of the Borrower authorizing the execution and delivery of, and the consummation of the transactions contemplated by, this Amendment and the Aeraquip Acquisition Agreement and all other documents or instruments to be executed and delivered in connection herewith and therewith and the performance of its obligations hereunder and thereunder,

         (j) Opinions. All opinions delivered in connection with the Aeroquip Acquisition shall be addressed to the Agent and the Lenders or accompanied by a written authorization from the Person delivering such opinion stating that the Agent and the Lenders may rely on such document as though it were addressed to them. The Borrower shall also deliver to the Agent an opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, addressed to the Agent and the Lenders, with respect to the Borrower's continuing compliance with the Indenture after giving effect to this Amendment, the formation of, and capitalization of, LDM Germany and the Aeroquip Acquisition, such opinion to be in form and substance satisfactory to the Agent.

         (k) Indenture Guaranty. Borrower shall have delivered to Agent evidence that the Kenco Companies have delivered the subordinated guarantee required by Section 4.19 of the Indenture.

         (1) Amendment Fee. Borrower shall have paid to BABC an amendment fee in the amount of $25,000, such fee to be earned, and due and payable, on the date Borrower executes this Amendment.

5. Further Assurances. Borrower hereby agrees, at its expense, to duly execute, acknowledge and deliver to Lender all agreements, certificates, instruments, opinions and other documents, and take all such actions, as Lender may request in order to further effectuate the purposes of this Amendment and to carry out the terms hereof.

6. No Novation, No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the other Loan Documents, except for the specific instance and purpose for which it is granted as expressly specified herein. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Amendment shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment shall be deemed to have been suspended or waived by under unless such suspension or waiver is (a) in writing and signed by Lender and (b) delivered to Borrower, notwithstanding any prior practice or course of dealing, or any waiver, forbearance or


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other similar agreement or understanding, whether any of the foregoing were or are oral or written, by or between the parties hereto.

7. Documents Remain in Effect. Except as amended and modified by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect, and Borrower and each Guarantor hereby ratify, adopt and confirm their representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Loan Agreement and the other Loan Documents.

8. Reference to Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement, as amended hereby, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the "Loan Agreement" in any other Loan Document, or in any of the other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby.

9. Incorporation of Loan Agreement. Article 15 of the Loan Agreement is incorporated herein by reference with the same effect as if set forth in full herein with only those modifications necessary to permit such Article to refer to this Amendment.

10. Affirmation of Guaranties. Each of LDM Holding, LDM Canada, Kenco Michigan, and Kenco Kentucky (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under their respective Guarantor Guarantees, or under any of the other documents executed and/or delivered by any of the Guarantors in connection therewith, and agrees that such obligations of the Guarantors would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance, (iv) reaffirms its obligations under each of the Guarantor Guarantees and such other related documents, and (v) agrees that the Guarantor Guarantees and such other related documents remain in full force and effect and are each hereby ratified and confirmed.

11. Facsimile Transmission Counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                           [signature page follows]




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
        IN WITNESS WHEREOF, this Amendment No. 4 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                    LDM TECHNOLOGIES, INC.


                                    By: [SIG]
                                       ---------------------------
                                    Title:  CEO
                                          ------------------------


                                    LDM HOLDING CANADA, INC.


                                    By: [SIG]
                                       ---------------------------
                                    Title: CEO
                                          ------------------------


                                    LDM TECHNOLOGIES COMPANY


                                    By: [SIG]
                                       ---------------------------
                                    Title: CEO
                                          ------------------------


                                    KENCO PLASTICS, INC., a Kentucky corporation


                                    By: [SIG]
                                       ---------------------------
                                    Title: CEO
                                          ------------------------


                                    KENCO PLASTICS, INC., a Michigan corporation


                                    By: [SIG]
                                       ---------------------------
                                    Title: CEO
                                          ------------------------





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


                                         BANKAMERICA BUSINESS CREDIT, INC.,
                                         as Lender and as Agent


                                         By:
                                            -------------------------------
                                         Title:
                                               ----------------------------






                                     S-2